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                                                                   Exhibit 99(b)

               STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER REGARDING FACTS AND
                 CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS

I, Heidi Miller, Chief Financial Officer, state and attest that:

      (1) To the best of my knowledge, based upon a review of the covered reports of BANK ONE CORPORATION, and, except as corrected or supplemented in a subsequent covered report:

        . no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

        . no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

      (2) I have reviewed the contents of this statement with BANK ONE CORPORATION's Audit and Risk Management Committee.

      (3) In this statement under oath, each of the following, if filed for BANK ONE CORPORATION on or before the date of this statement, is a "covered report":

        .   Annual Report on Form 10-K for the fiscal year ended December 31,
            2001;
        . Definitive proxy materials of BANK ONE CORPORATION for the Annual Meeting of Stockholders held April 16, 2002;
        . Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2002;
        . Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2002;
        . Current Report on Form 8-K dated January 17, 2002 announcing 2001 fourth quarter earnings;
        . Current Report on Form 8-K dated April 17, 2002 announcing 2002 first quarter earnings;
        . Current Report on Form 8-K dated July 17, 2002 announcing 2002 second quarter earnings; and
        . Current Report on Form 8-K dated July 17, 2002 announcing Board of Directors approval of the repurchase of up to $2 billion of common stock.


                                                              Subscribed and
                                                              sworn to before me
                                                              this 12th day of
                                                              August 2002.

/s/ Heidi Miller                                          /s/ Angela D. Mitchell
----------------                                          ----------------------
Heidi Miller                                              Notary Public
Chief Financial Officer                                   My Commission Expires:
August 12, 2002                                           8/28/05